SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

(Amendment No. 1)

Check the appropriate box:

/X/	Preliminary Information Statement	/ /	Confidential, For Use
/ /	Definitive Information Statement		of the Commission

LEFT RIGHT MARKETING TECHNOLOGY, INC.

(Name of Registrant as Specified in Its Charter)

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LEFT RIGHT MARKETING TECHNOLOGY, INC.

6600 Amelia Earhart Ct.

Las Vegas, Nevada 89119

(702) 260-9305

PRELIMINARY INFORMATION STATEMENT

RELATING TO NOTICE OF

WRITTEN CONSENT OF STOCKHOLDERS IN LIEU OF

A SPECIAL MEETING OF STOCKHOLDERS

EFFECTIVE JULY 30, 2003

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

This is not a notice of a meeting of stockholders and no

stockholders' meeting was held to consider any matter described herein

DEAR LEFT RIGHT STOCKHOLDER:

        This information statement (the "Information Statement") was mailed on or about ____________, 2004 to the stockholders (the "Stockholders") of record on July 7, 2003 of Left Right Marketing Technology, Inc., a Delaware corporation ("Left Right" or the "Company") in connection with certain actions approved and taken by Left Right pursuant to the Written Consent of the Majority Stockholders (the "Written Consent") of Left Right, dated July 7, 2003. The actions pursuant to the Written Consent concerned; (a) Change of Name of the Company from Global Gaming Technology, Inc. to Left Right Marketing Technology, Inc.; (b) Increase of the total amount of authorized Common Stock from 27,000,000 shares to 100,000,000 shares and increase the total amount of authorized Preferred Stock from 1,000,000 shares to 25,000,000 shares; and (c) Reverse split Left Right's common stock on a 1 for 5 basis.

        This Information Statement has been filed with the Securities and Exchange Commission and is being mailed or otherwise furnished to the registered stockholders of Left Right in connection with the prior approval by the board of directors of Left Right, and receipt by the board of approval by written consent of the holders of a majority of Left Right's outstanding shares of Common Stock, of actions taken to:

  Change the Company's name to Left Right Marketing Technology, Inc., effective as of the filing of the amendment to the Company's Certificate of Incorporation with the Delaware Secretary of State on July 30, 2003;

  Increase the total amount of authorized Common Stock from 27,000,000 shares to 100,000,000 shares and increase the total amount of authorized Preferred Stock from 1,000,000 shares to 25,000,000 shares; and

  Reverse split Left Right's common stock on a 1 for 5 basis.

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        The following is a summary of the actions taken by Left Right and is not meant to be complete and exhaustive. You are encouraged to read the attached information statement, including its exhibits, for further information regarding the actions.

Action 1-	Name Change to Left Right Marketing Technology, Inc.:

As a result of an anticipated change in its business focus and plan due to a merger with Left Right Marketing & Technology, Inc., a Nevada corporation ("LRMT"), Left Right's Board of Directors and majority stockholders believed it was important that Left Right's corporate name be reflective of its intended future business enterprise. Accordingly, on July 30, 2003, Left Right filed an amendment to its Certificate of Incorporation. However, the original certificate of amendment filed with the Delaware Secretary of State contained several typographical errors, therefore, on September 29, 2003 a new certificate of Amendment was filed in Delaware. A copy of the amendment to Left Right's Certificate of Incorporation is attached to the information statement as Exhibit A. On September 29, 2003, the merger with LRMT was completed. The LRMT merger is further described in Addendum A to the attached information statement.

Action 2-

Increase the total amount of authorized Common Stock from 27,000,000 shares to 100,000,000 shares and increase the total amount of authorized Preferred Stock from 1,000,000 shares to 25,000,000 shares:

The Board of Directors and majority stockholders approved the increase of the total amount of authorized Common Stock from 27,000,000 shares to 100,000,000 shares and the increase of the total amount of authorized Preferred Stock from 1,000,000 shares to 25,000,000 shares.

Left Right would not have had enough authorized shares to complete the merger with LRMT without the increase in capitalization, however, stockholder approval of the merger was not required under current Delaware law. The merger with LRMT is further described in the attached information statement.

Further, the Board of Directors and majority stockholders believe the increase in the authorized shares of common and preferred stock will provide Left Right greater flexibility with respect to its capital structure for such purposes as additional equity financing and stock based acquisitions.

Action 3-	Reverse Split of Left Right's common stock on a 1 for 5 basis:

The Board of Directors and majority stockholders approved the amendment to the Certificate of Incorporation that affected a reverse stock split of the outstanding shares of common stock on a 1 for 5 basis.

An increase in per share price of Left Right's common stock, which the Company expected as a consequence of the reverse stock split, may enhance the acceptability of the common stock to the financial community and the investing public and potentially broaden the investor pool from which Left Right might be able to obtain additional financing. A copy of the Amended Certificate of Incorporation is attached to the information statement as Exhibit A.

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        Left Right received a majority vote, thereby satisfying the requirements of the Delaware General Corporation Law and its Certificate of Incorporation and Bylaws for stockholder approval of the actions taken above. For this reason, Left Right did not call a special meeting of its stockholders in respect of the actions taken above and did not ask its stockholders for a proxy or consent.

        The attached Information Statement is being provided to Left Right stockholders pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended. Rule 14c-2b of the Securities Exchange Act of 1934, as amended, requires issuers to send or give an information statement to its stockholders at least 20 calendar days prior to the earliest date on which corporate action may be taken by majority stockholder consent. However, Left Right inadvertently took action on the above items without giving the required 20-day notice.

        The Information Statement contains a more detailed description of the actions taken and the merger with LRMT. Left Right encourages its stockholders to read the Information Statement thoroughly.

        This Information Statement is being furnished by the Board of Directors of Left Right, to the holders of the outstanding shares of Left Right's common stock, par value $0.001 per share (the "Common Stock" or the "Shares"), at the close of business on July 7, 2003, (the "Record Date"), in connection with the approval of the above stated corporate actions.

        Only stockholders of record at the close of business on the Record Date were entitled to notice of the foregoing actions. As of the Record Date, 26,328,028 shares of Common Stock were issued and outstanding. Each share of Common Stock held of record on the Record Date represent one vote for purposes of determining whether a majority of the issued and outstanding shares have approved and adopted the foregoing actions.

        The holders of a majority of the outstanding shares of Left Right's Common Stock (14,085,213 shares or 54%) approved the corporate actions by written consent effective as of July 7, 2003.

        Left Right will pay the expenses of furnishing this Information Statement, including the costs of preparing, assembling and mailing this Information Statement. Additionally, Left Right has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

        The Board of Directors does not know of any matters, other than those described above, that require approval by the stockholders of Left Right and for which notice is to be given to the stockholders.

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        The date of this Information Statement is March ____, 2004 and is first being mailed to stockholders on or about _____________, 2004.

        This Information Statement will serve as written Notice to stockholders pursuant to Section 222 of the Delaware General Corporation Law (the "DGCL").

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BY ORDER OF THE BOARD OF DIRECTORS

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Richard M. "Mick" Hall

Chairman of the Board

6600 Amelia Earhart Ct.

Las Vegas, Nevada 89119

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LEFT RIGHT MARKETING TECHNOLOGY, INC.

Information Statement

Relating to actions taken by written consent of stockholders in lieu of a special meeting of stockholders effective June 30, 2003

        This Information Statement is being furnished by the Board of Directors of Left Right Marketing Technology, Inc., a Delaware corporation ("Left Right" or the "Company"), to the holders of the outstanding shares of Left Right's common stock, par value $0.001 per share (the "Common Stock" or the "Shares"), at the close of business on July 7, 2003, (the "Record Date"), in connection with the following corporate actions: (a) Change of Name of the Company from Global Gaming Technology, Inc. to Left Right Marketing Technology, Inc.; (b) Increase the total amount of authorized Common Stock from 27,000,000 to 100,000,000 and increase the total amount of authorized Preferred Stock from 1,000,000 to 25,000,000; and (c) Reverse split Left Right's common stock on a 1 for 5 basis.

        Only stockholders of record at the close of business on the Record Date are entitled to notice of the foregoing actions. As of the Record Date, 26,328,028 shares of Common Stock were issued and outstanding. Each share of Common Stock held of record on the Record Date represents one vote for purposes of determining whether a majority of the issued and outstanding shares have approved and adopted the foregoing actions.

        On July 7, 2003, the Board of Directors of Left Right unanimously approved the following corporate actions: (a) Change of Name of the Company from Global Gaming Technology, Inc. to Left Right Marketing Technology, Inc.; (b) Increase the total amount of authorized Common Stock from 27,000,000 to 100,000,000 and increase the total amount of authorized Preferred Stock from 1,000,000 to 25,000,000; and (c) Reverse split the Company's common stock on a 1 for 5 basis. The holders of a majority of the outstanding shares of Common Stock also approved these actions by written consent as of July 7, 2003.

        On July 30, 2003, all of the above actions were taken. Accordingly, your consent is not required and is not being solicited in connection with the foregoing actions.

        On September 29, 2003, Left Right completed a merger with Left Right Marketing & Technology, Inc., a Nevada corporation ("LRMT"). Without the increase in authorized Common Stock, Left Right would not have had enough authorized Shares to complete the merger with LRMT, however, stockholder approval of the merger was not required under current Delaware law. The merger with LRMT is further described in this information statement.

        This Information Statement is being provided to Left Right stockholders pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended. Rule 14c-2b of the Securities Exchange Act of 1934, as amended, requires issuers to send or give an information statement to its stockholders at least 20 calendar days prior to the earliest date on which corporate action may be taken by majority stockholder consent. However, Left Right inadvertently took the actions described in this information statement without giving the required 20-day notice.

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DISSENTERS' RIGHTS

        Under the DGCL, the change of the Company's name, the increase of authorized common and preferred stock and reverse split of the issued and outstanding common stock does not require Left Right to provide dissenting stockholders with a right of appraisal and Left Right will not provide stockholders with such a right.

        Additionally, under the DGCL, stockholder approval of the merger with LRMT was not required. Therefore, Left Right was not required to provide stockholders with a right of appraisal in connection with the merger with LRMT.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS ACTED UPON

        Left Right is not aware of any interest that would be substantially affected through the change of the Company's name, increasing the authorized common and preferred stock, change of the year end, or reverse splitting the issued and outstanding common stock, whether adversely or otherwise.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

        As of the Record Date, Left Right's authorized capitalization consisted of 27,000,000 shares of Common Stock, par value $.001 per share. As of the Record Date, there were 26,328,028 shares of Common Stock outstanding, all of which were fully paid, non-assessable and entitled to vote. Each share of Common Stock entitles its holder to one vote on each matter submitted to the Stockholder.

MATTERS VOTED UPON AND ACTIONS TAKEN:

        On July 7, 2003, the Board of Directors of Left Right approved the following items: (a) Change of Name of the Company from Global Gaming Technology, Inc. to Left Right Marketing Technology, Inc.; (b) Increase the total amount of authorized Common Stock from 27,000,000 to 100,000,000 and increase the total amount of authorized Preferred Stock form 1,000,000 to 25,000,000; and (c) Reverse split the Company's issued and outstanding common stock on a 1 for 5 basis. The holders of a majority of the outstanding shares of Common Stock also approved these actions by written consent as of July 7, 2003. On July 30, 2003, Left Right took the following actions by filing an amendment to its Certificate of Incorporation. However, the original certificate of amendment filed with the Delaware Secretary of State contained several typographical errors, therefore, on September 29, 2003 a new certificate of Amendment was filed in Delaware:

Amended Certificate of Incorporation filed with the Secretary of State, State of Delaware:

        On June 30, 2003, the board of directors of the Company (then known as Global Gaming Technology, Inc.) signed a binding letter of intent to merge with LRMT. As a result of an anticipated change in its business focus and plan due to the merger with LRMT, the Company's Board of Directors and majority stockholders believed it was important that the Company's corporate name be reflective of its intended future business enterprise. A copy of the amendment to Left Right's Certificate of Incorporation is attached to this information statement as Exhibit A.

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        On September 29, 2003, pursuant to a reverse triangular merger, LRMT became a wholly-owned subsidiary of Left Right. As a result of this merger, the Company's business focus and plan changed, its mission is to build the world's most brand-centric, customer friendly online shopping mall. Please see Addendum A for a further discussion of the LRMT merger.

        Certificates for shares of Left Right's common stock issued under the Global Gaming Technology, Inc. name will continue to represent the same interest in the Company under the new name. It is necessary for stockholders to exchange their stock certificates bearing the Global Gaming name, at no cost. Left Right will cover all expenses of the exchange.

Increase the total amount of authorized Common Stock from 27,000,000 to 100,000,000 and increase the total amount of authorized Preferred Stock from 1,000,000 to 25,000,000:

        Concurrent with the amendment to the Company's Certificate of Incorporation to change its corporate name, the Company increased the total amount of authorized Common Stock from 27,000,000 to 100,000,000 and increased the total amount of authorized Preferred Stock from 1,000,000 to 25,000,000.

        The Board of Directors believed the increase in the authorized shares of common and preferred stock will provide Left Right greater flexibility with respect to its capital structure for such purposes as additional equity financing and stock based acquisitions.

        The Company would not have had enough authorized common stock to complete the LRMT merger without the increase. However, under current Delaware law stockholder approval of the merger was not required.

Reverse Split of the Company's common stock on a 1 for 5 basis:

        The Company, as part of the name change amendment to the certificate of incorporation, effectuated a reverse stock split of the outstanding common stock on the basis of one share for every five shares currently issued and outstanding. Each five shares of common stock outstanding on the effective date (July 30, 2003) were converted automatically into a single share of common stock. There was not a change in the par value of the common stock of Left Right. To avoid the existence of fractional shares of common stock, if a stockholder would otherwise be entitled to receive a fractional share, the number of shares to be received was rounded up to the next whole share.

        Stockholders held the same percentage interest in Left Right as they held prior to the reverse stock split (subject only to minor variations as a result of the rounding of fractional shares), but their interest will be represented by one-fifth as many shares. For instance, if a stockholder presently owns 100 shares, after the reverse stock split they owned 20 shares (100 divided by 5 equals 20 shares). In no event were stockholders reversed below one whole share.

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        An increase in per share price of Left Right's common stock, which Left Right expected as a consequence of the reverse stock split, may also enhance the acceptability of the common stock to the financial community and the investing public and potentially broaden the investor pool from which Left Right might be able to obtain additional financing. Because of the trading volatility often associated with low-priced stocks, as a matter of policy, many institutional investors are prohibited from purchasing such stocks. For the same reason, brokers often discourage their customers from purchasing such stocks. To the extent that the per share price of the common stock increased as a result of the reverse stock split, some of these concerns may be alleviated.

        The reduction in the number of outstanding shares of common stock caused by the reverse stock split initially increased the per share market price of the common stock. However, there can be no assurance that the market price of the common stock will continue to reflect proportionately the reverse stock split, that any particular price may be achieved, or that any price gain will be sustained in the future.

POTENTIAL DISADVANTAGES TO THE REVERSE STOCK SPLIT

        Reduced Market Capitalization. Theoretically, the overall value of the Company did not change as a result of the reverse stock split. However, a reverse stock split is often viewed negatively by the market and, consequently, can lead to a decrease in the overall market capitalization of the Company. Left Right's common stock did increase as a result of the reverse stock split. Additionally, as a result of the LRMT merger, Left Right's common stock has traded above the approximate reverse split price of $0.30 per share.

        Increased Transaction Costs. The number of shares held by each individual stockholder was reduced to one-fifth of the number previously held. This increased the number of stockholders who hold less than a "round lot," or 100 shares. Typically, the transaction costs to stockholders selling "odd lots" are higher on a per share basis. Consequently, the reverse stock split may increase the transaction costs to existing stockholders in the event they wish to sell all or a portion of their position.

FEDERAL INCOME TAX CONSIDERATIONS

        Neither the Company nor its stockholders recognized any gain or loss for federal income tax purposes as a result of the reverse stock split. This conclusion is based on the provisions of the Internal Revenue Code of 1986 (the "Code"), existing and proposed regulations thereunder, legislative history, judicial decisions, and current administrative rulings and practices, all in effect on the date of the reverse stock split. Any of these authorities could be repealed, overruled, or modified at any time. Any such change could be retroactive and, accordingly, could cause the tax consequences to vary substantially from the consequences described herein. No ruling from the Internal Revenue Service (the "IRS") with respect to the matters discussed herein has been requested, and there is no assurance that the IRS would agree with the conclusions set forth in this discussion. Accordingly, you should consult with your tax advisor.

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        This discussion may not address certain federal income tax consequences that may be relevant to particular stockholders in light of their personal circumstances (such as persons subject to the alternative minimum tax) or to certain types of stockholders (such as dealers in securities, insurance companies, foreign individuals and entities, financial institutions, and tax-exempt entities) who may be subject to special treatment under the federal income tax laws. This discussion also does not address any tax consequences under state, local, or foreign laws.

        You are urged to consult your tax adviser as to the particular tax consequences to you of the reverse stock split, including the applicability of any state, local, or foreign tax laws, changes in applicable tax laws, and any pending or proposed legislation.

Vote of Stockholders

        In accordance with the Delaware General Corporate Law (the "DGCL"), the written consent of a majority of the shares of common stock in favor of the: (a) change of Name of the Company from Global Gaming Technology, Inc. to Left Right Marketing Technology, Inc.; (b) increase the total amount of authorized Common Stock from 27,000,000 to 100,000,000 and increase of the total amount of authorized Preferred Stock from 1,000,000 to 25,000,000; and (c) reverse split the Company's issued and outstanding common stock on a 1 for 5 basis; was required for the approval of these proposals. The required vote to approve these proposals was obtained by the Company on July 7, 2003, when the holders of a majority of the Company's outstanding shares of Common Stock voted their 14,085,213 shares in favor of the proposals, which vote represented approximately 54% of the outstanding shares of common stock.

        This Information Statement is first being mailed on or about ______, 2004. The Company will pay the expenses of furnishing this Information Statement, including the costs of preparing, assembling and mailing this Information Statement. This Information Statement constitutes notice to the Company's stockholders of corporate action by stockholders without a meeting as required by Section 228(d) of the DGCL.

        The date of this Information Statement is ______, 2004.

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ADDENDUM A

REVERSE MERGER WITH LRMT

General Business Development

        Global Gaming Technology, Inc., a Delaware corporation ("Global"), was incorporated in 1973. Global had been dormant for several years until October 6, 2000, when Global entered into a contract for the sale of used equipment to a California tribal casino. Although opportunities existed in this market and in foreign export of used gaming equipment, Global was unable to perform in this market due to competition from large manufacturers, jurisdictional regulatory laws and Global's inability to obtain funding.

        On June 30, 2003, the management of Global signed a binding letter of intent to merge with Left Right Marketing & Technology, Inc., a private Nevada corporation ("LRMT").

        On July 30, 2003, the board of directors of Global, consisting of Constance Koplow and Claudia Wichinsky, appointed Thomas Nieman and Marta Barone as new directors of Global to serve until the next annual meeting of stockholders, or until their successors have been elected. Following the new appointments, Ms. Koplow and Ms. Wichinsky resigned as board members. In addition, Glenn Wichinsky resigned as Global's President, Secretary and Treasurer and Richard M. "Mick" Hall was appointed as President, Secretary and Treasurer of Global.

        On July 30, 2003, Global amended its certificate of incorporation to change its corporate name to Left Right Marketing Technology, Inc. (the "Company" or "Left Right").

        On August 1, 2003, Richard M. "Mick" Hall was appointed as chairman of the board. Mr. Hall concurrently resigned as Secretary and Treasurer and the board of directors appointed Heather M. Hall (spouse of Mr. Hall) as Secretary and Treasurer of the Company.

        Effective September 29, 2003, the Company completed a reverse triangular merger by and among the Company, Global Gaming Technologies, Inc., a Nevada Corporation ("GGTI") and wholly owned subsidiary of the Company, and LRMT, whereby the Company issued 36,390,000 shares of its restricted common stock in exchange for 100% of LRMT's outstanding common stock. Pursuant to the terms of the merger, LRMT merged with GGTI wherein GGTI ceased to exist and LRMT became a wholly owned subsidiary of the Company.

        The Company's primary motivation for the merger was to obtain, from LRMT, the right to acquire Crazy Grazer LLC, a Nevada limited liability company currently operating an online shopping mall web site, www.crazygrazer.com. The Company entered into a binding letter of intent with Crazy Grazer on September 29, 2003 and is working towards completion of a definitive agreement. Closing of the Crazy Grazer transaction will be dependant on the receipt of audited financial statements of Crazy Grazer from inception and other terms and conditions consistent with a transaction of this nature.

        The following information is being provided for informational purposes only. Under current Delaware law stockholder approval of the merger was not required. You are encouraged to read this information in its entirety for a greater understanding of the LRMT merger.

This Addendum A contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are necessarily based on certain assumptions and are subject to significant risks and uncertainties. These forward-looking statements are based on management's expectations as of the date hereof, and the Company does not undertake any responsibility to update any of these statements in the future. Actual future performance and results could differ from that contained in or suggested by these forward-looking statements as a result of factors set forth in this Addendum (including those sections hereof incorporated by reference from other filings with the Securities and Exchange Commission).

In this filing references to "Company," "we," "our," and/or "us," refers to Left Right Marketing Technology, Inc., a Delaware corporation.

SUMMARY TERM SHEET

        This summary term sheet does not contain all of the information that is important to you. You should carefully read the entire Addendum and the Exhibits, as well as the information we incorporate by reference.

The Companies (See page 13)

Left Right Marketing Technology, Inc., a Delaware corporation

(formerly Global Gaming Technology, Inc.)

        The Company was incorporated in 1973 and had been dormant for several years until October 6, 2000, when it entered into a contract for the sale of used equipment to a California tribal casino. Although opportunities existed in this market and in foreign export of used gaming equipment, the Company was unable to perform in this market due to competition from large manufacturers, jurisdictional regulatory laws and its inability to obtain funding. The Company continually evaluated other opportunities that may enhance stockholder value, including the acquisition of a product or technology, or pursuing a merger or acquisition of another business entity with long-term growth potential.

Global Gaming Technologies, Inc., a Nevada corporation (GGTI)

        GGTI was incorporated in Nevada on July 25, 2003 as a wholly-owned subsidiary of Left Right and a special purpose entity formed solely to complete the merger with LRMT. Pursuant to the terms of the merger agreement, LRMT merged with and into GGTI and the separate corporate existence of GGTI ceased.

Left Right Marketing & Technology, Inc., a Nevada corporation (LRMT)

        LRMT was formed on June 12, 2003, as a Nevada corporation, and has no substantial assets or liabilities except for the previous Binding Letter of Intent with Crazy Grazer LLC. ("Crazy Grazer") which offers products for sale through its premium e-commerce shopping mall web site, www.crazygrazer.com. On September 29, 2003, Left Right entered into a Binding Letter of Intent with Crazy Grazer, which superceded and replaced the LRMT Letter of Intent.

        LRMT's mission is to build the world's most brand-centric, customer-friendly online shopping mall, where customers can buy virtually anything they are looking for, in an environment that delivers a buying experience consistent with their favorite mall or specialty store, and present products in a manner that is consistent with their brand and to offer its customers the world's largest selection of products and services.

        LRMT intends to accomplish its mission through the acquisition of Crazy Grazer, LLC, which owns and operates the website www.CrazyGrazer.com, an online shopping mall.

Preexisting Relationships

        Left Right and LRMT had several preexisting relationships prior to entering into the merger agreement. Material relationships were as follows:

  Richard M. "Mick" Hall was the Chairman and CEO of Left Right and the Chairman/CEO and majority stockholder of LRMT.

  Heather M. Hall, Secretary and Treasurer of Left Right, is the spouse of Richard M. "Mick" Hall. Mrs. Hall is also the Secretary and Treasurer of LRMT.

  Richard M. "Mick" Hall was the sole officer and director of GGTI.

        Due to these relationships the merger was not an "Arms-Length" transaction. However, none of LRMT's stockholders held shares of Left Right nor did any of the stockholders of Left Right hold shares of LRMT.

Structure of the Merger (See page 16)

        To accomplish the merger with LRMT, Left Right formed a new subsidiary company, GGTI.

At the effective time of the merger:

  LRMT merged with and into GGTI and the separate corporate existence of GGTI ceased;

  Left Right issued 36,390,000 shares of its restricted common stock to the stockholders of LRMT in exchange for 100% of the issued and outstanding shares of LRMT;

  Each share of LRMT common stock issued and outstanding immediately prior to the effective time was converted into Left Right common shares based on an exchange ratio of 1;

        As a result of the merger, LRMT continued as the surviving corporation and wholly owned subsidiary of Left Right and the stockholders of LRMT became stockholders of Left Right. The prior stockholders of Left Right owned approximately 13% of the issued and outstanding shares of Left Right common stock, based on 41,656,212 Left Right shares outstanding.

Left Right's Reasons for the Merger (See page 16)

        Left Right's board of directors considered various factors in approving the merger and the merger agreement, including its current lack of operations;

  the available technical, financial and managerial resources possessed by LRMT;

  prospects for the future;

  LRMT's potential for growth or expansion through the potential acquisition of Crazy Grazer;

  LRMT's profit potential;

  Crazer Grazer's business plan; and

  anticipated increase in stockholder value as a result of the merger.

        Left Right's board of directors did not request a fairness opinion in connection with the merger.

LRMT's Reasons for the Merger (See page 18)

        LRMT's board of directors considered various factors in approving the merger and the merger agreement, including:

  the increased market liquidity expected to result from exchanging stock in a private company for publicly traded securities of Left Right;

  the ability to use securities to make acquisition of assets or businesses;

  increased visibility in the financial community;

  enhanced access to the capital markets;

  improved transparency of operations; and

  perceived credibility and enhanced corporate image of being a publicly traded company.

        LRMT's board of directors did not request a fairness opinion in connection with the merger.

Risk Factors (See page 9)

        The merger entailed several risks, including:

  Left Right may not be able to successfully integrate the operations of LRMT into the Company. The integration of LRMT and Left Right may be complex and time-consuming, and will require management to dedicate substantial effort to it. Difficulties may occur during the integration process, and the integration may not produce the expected benefits.

  Upon completion of the merger, Left Right assumed LRMT's plan of operation, which is anticipated to require substantial additional funds to fully implement. As of June 30, 2003 Left Right's cash along with LRMT's was only $400. In such a restricted cash position, Left Right will be required to raise additional capital through debt or private equity financings, consistent with its historical practices. Post closing of the merger, Left Right has been aggressively seeking equity or debt financing to satisfy its working capital needs. Left Right anticipates the need for at least $6,000,000, along with anticipated cash generated from operations, if any, to satisfy its cash requirements over the following 12 months.

  Left Right's current stockholders were diluted by the shares issued as part of the merger and may be diluted by future issuances of shares to satisfy its working capital needs. Additionally, Left Right will be issuing additional securities as part of the Crazy Grazer merger, if and when it is consummated. Left Right issued 36,390,000 shares to the stockholders of LRMT as part of the merger. This issuance, along with anticipated issuances to convert debt to equity and raise working capital, will reduce the percentage ownership of Left Right stockholders, and these newly issued securities might have rights, preferences or privileges senior to those of existing stockholders.

  The market price of Left Right's common stock may decline as a result of the merger if the integration of the Left Right and LRMT businesses is unsuccessful.

  The stockholders of LRMT own approximately 87% of Left Right's common stock following completion of the merger, which will limit the ability of other stockholders to influence corporate matters.

  No assurance that Left Right will be able to consummate the Crazy Grazer merger.

Directors and Senior Management of Left Right Following the Merger (See page 25)

        Following completion of the merger, the board of directors of Left Right consisted of three directors. The members of the board of directors are:

  Richard M. "Mick" Hall (Chairman);

  Thomas Nieman (resigned on February 19, 2004 and was replaced by Arnoldo "Arnie" Galassi); and

  Marta Barone (resigned on February 19, 2004 and was replaced by Mark Newburg).

Interests of Directors, Executive Officers and Principal Stockholders in the Merger (See page 19)

        Some of the directors and executive officers of LRMT had interests in the merger that are different from, or are in addition to, the interests of their stockholders. These interests include positions as directors or executive officers of Left Right following the merger, and potential benefits under employment or benefit arrangements as a result of the merger. Further, the majority stockholder of LRMT was also the Chairman and CEO of Left Right.

U.S. Federal Income Tax Consequences (See page 29)

        For Federal income tax purposes, it was intended that the merger qualify as a reorganization under the provisions of Section 368 of the Internal Revenue Code of 1986, as amended. However, tax matters are very complicated. The tax consequences of the merger will depend on each stockholder's specific situation. Stockholders should consult their tax advisor for a full understanding of the U.S. federal, state, local and foreign tax consequences of the merger.

Market Prices of Left Right Common Stock on Important Dates

        Left Right common stock is traded on the over-the-counter securities market through the National Association of Securities Dealers Automated Quotation Bulletin Board System under the symbol "LRMK." The closing per share sales price of Left Right common stock was as follows:

  $0.75 on September 26, 2003, which was the last full trading day before the merger was consummated; and

  $_______ on March _____, 2004, which was the last full trading day prior to mailing this information statement to Left Right stockholders.

        For the 52-week period ended March ____________, 2004, the highest and lowest closing per share sales price of Left Right common stock was $______ and $________, respectively.

        LRMT common stock was not publicly traded.

The Merger Agreement (See page 20)

        The merger agreement is attached as Appendix A. Left Right encourages you to read the merger agreement because it is the legal document that governs the merger.

Other Information (See page 33)

        Dissenters Rights

        Left Right stockholders are not entitled to dissenters rights in the merger under Delaware law due to the fact no stockholder approval was needed to complete the merger.

        Accounting Treatment

        Left Right accounted for the merger as a reverse acquisition since the LRMT stockholders had control of the combined entity after the transaction.

Left Right Audited Financial Statements (See page ___)

        The audited consolidated financial statements of Left Right as of June 30, 2003 included in this document have been audited by Bradshaw Smith & Co. LLP, independent auditor. You are encouraged to review the financial statements, related notes and other information included elsewhere in this filing.

LRMT Audited Financial Statements (See page 36)

        The consolidated financial statements of LRMT as of June 30, 2003 included in this document have been audited by CFO Advantage, Inc., independent auditors. You are encouraged to review the financial statements, related notes and other information included elsewhere in this filing.

Unaudited Pro Forma Financial Information

        The Unaudited Pro Forma Financial Information reflects financial information as of June 30, 2003, which gives effect to the acquisition of all of the outstanding common shares of LRMT in exchange for 26,390,000 shares of common stock of Left Right.

        The Pro Forma Statements included herein reflect the use of the purchase method of accounting for the merger. You should read the historical information and related notes of Left Right that are incorporated by reference into this document and the historical financial statements and related notes for LRMT contained elsewhere in this document.

        The Pro Forma Balance Sheet gives effect to the transaction as if it had occurred on June 30, 2003. The Pro Forma Statement of Operations gives effect to the transaction as if it had occurred at the beginning of the earliest period presented, combining the results of LRMT for the period ended June 30, 2003 and Left Right for the year ended June 30, 2003.

        Left Right is providing the unaudited pro forma combined condensed financial and other information for informational purposes only. It does not necessarily represent or indicate what the financial position and results of operations of Left Right would actually have been had the merger and other pro forma adjustments in fact occurred at the date indicated. It also does not necessarily represent or indicate the future financial position or results Left Right will achieve after the merger.

LEFT RIGHT MARKETING TECHNOLOGY, INC. PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET As of June 30, 2003
				(Unaudited)
	Historical	Historical	Pro forma	Pro forma
ASSETS	Left Right	LRMT	Adjustments	Left Right
Current assets:
Cash and cash equivalents	$ 400	$ -	-	$ 400
Other assets	200	-	-	200
Total current assets	600	-		600

Total assets	$ 600	$ -		$ 600

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$ 9,500	-	-	$ 9,500
Accounts payable - related party	11,000	-	-	11,000
Accrued interest - related party	1,393,300	-	-	1,393,300
Notes payable - related party	841,500	-	-	841,500
Total current liabilities	2,255,300	-		2,255,300

Shareholders' equity
Common stock, $.001 par value	263,300	26,390(1)	-	289,690

Additional paid in capital	3,437,300	-	-	3,437,300
Accumulated (deficit)	(5,955,300)	(26,390)	-	(5,981,690)
Total shareholders' (deficit)	(2,254,700)	-		(2,254,700)

Total liabilities and shareholders' equity	$ 600	$ -	$ -	$ 600

(1) The merger occurred on September 29, 2003, at which time LRMT had 36,390,000 shares outstanding.

LEFT RIGHT MARKETING TECHNOLOGY, INC. PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS For the year ended June 30, 2003
				(Unaudited)
	Historical	Historical	Pro forma	Pro forma
	Left Right	LRMT	Adjustments	Left Right

Revenue	$ -	$ -	-	$ -

Cost of sales	-	-	-	-

Gross Profit	-	-	-	-

Officer salaries	28,700	-	-	28,700
Interest	69,400	-	-	69,400
Consulting services	-	26,390(1)	-	26,390
Selling general and administrative expenses	20,400	-	-	20,400

Operating loss	118,500	26,390	-	144,890

Net loss	$ 118,500	$ 26,390	$ -	$ 144,890

Basic and diluted (loss) per common share	$ 0.02	$ 0.00		$ 0.00

Weighted average number of
common shares outstanding	5,266,212	26,390,000		31,656,212

(1) The merger occurred on September 29, 2003, at which time LRMT (NV) had 36,390,000 shares outstanding.

RISK FACTORS

        In addition to reading and considering the other information included or incorporated by reference in this document, you should carefully read and consider the following factors that are material to the merger.

Left Right may not be able to successfully integrate the operations of LRMT.

        The success of the merger will depend in part on Left Right's ability to realize its anticipated synergies and growth opportunities from integrating the business of LRMT. The integration may be complex and time-consuming, and will require management to dedicate substantial effort to it. These efforts could divert management's focus and resources from other strategic opportunities and from operations during the integration process. Difficulties may occur during the integration process, including:

  a loss of key officers, employees and clients;

  a loss of revenues; and

  an increase in operating or other costs.

        Even if the integration of the business of LRMT is successful, it may not result in the realization of the full benefits of the synergies and growth opportunities that Left Right currently expects or these benefits may not be achieved within the anticipated time frame. Any failure to timely realize these anticipated benefits could have a material adverse effect on the revenues, expenses and operating results of Left Right.

The market price of Left Right common stock may decline as a result of the merger.

        The market price of Left Right common stock may decline as a result of the merger if the integration of the LRMT business is unsuccessful. The market price also may decline if Left Right does not achieve the perceived benefits of the merger as rapidly or to the extent anticipated by the investing public or analysts or if the effect of the merger on Left Right's financial results is not consistent with market expectations.

The principal stockholders of LRMT will own a significant percentage of Left Right, which will limit the ability of other stockholders to influence corporate matters.

        The LRMT stockholders collectively will own approximately 87% of Left Right upon completion of the merger. Accordingly, these stockholders will have significant influence over the outcome of any corporate transaction or other matters submitted to Left Right's stockholders for approval, including the election of directors, mergers, consolidations and the sale of all or substantially all of our assets, and also could prevent or cause a change in control. The interests of these stockholders may differ from the interests of other stockholders. In addition, third parties may be discouraged from making a tender offer or bid to acquire Left Right because of this concentration of ownership.

Our auditor's report currently reflects the fact that without realization of additional capital, it would be unlikely for us to continue as a going concern.

        As a result of Left Right's deficiency in working capital at June 30, 2003, its auditors have included a paragraph in their report regarding substantial doubt about its ability to continue as a going concern. Left Right's plans in this regard are to seek additional funding through equity private placements or debt facilities.

Left Right's common stock is considered to be a "Penny Stock."

        The SEC has adopted rules that regulate broker-dealer practices in connection with transactions in "penny stocks." Penny stocks generally are equity securities with a price of less than $5.00, other than securities registered on certain national securities exchanges or quoted on the NASDAQ system, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver to the prospective purchaser a standardized risk disclosure document prepared by the Securities and Exchange Commission that provides information about penny stocks and the nature and level of risks in the penny stock market. In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from such rules, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the prospective purchaser and receive the purchaser's written agreement to the transaction. Furthermore, subsequent to a transaction in a penny stock, the broker-dealer will be required to deliver monthly or quarterly statements containing specific information about the penny stock. It is anticipated that Left Right's common stock will continue to be traded on the OTC Bulletin Board at a price of less than $5.00. In this event, broker-dealers would be required to comply with the disclosure requirements mandated by the penny stock rules. These disclosure requirements will likely make it more difficult for Left Right's stockholders to sell their common stock in the secondary market.

Left Right will need additional capital in the future to finance its planned growth, which Left Right may not be able to raise or it may only be available on terms unfavorable to Left Right or its stockholders, which may result in Left Right's inability to fund its working capital requirements and harm its operational results.

        Left Right has and expects to continue to have substantial capital expenditure and working capital needs. Left Right anticipates that its anticipated cash generated from operations and current cash, cash equivalents and short term investments will not meet its working capital and capital expenditure requirements. Therefore, Left Right will need to raise additional funds through debt or private equity financings to fund its operations, and implement its growth strategy, or to respond to competitive pressures and/or perceived opportunities, such as investment, acquisition, and development activities.

        If Left Right raises additional funds through the issuance of equity or convertible debt securities, the percentage ownership of its stockholders would be reduced, and these newly issued securities might have rights, preferences or privileges senior to those of existing stockholders, including LRMT stockholders who acquired shares in the merger.

Left Right's certificate of incorporation, bylaws and Delaware Law contain provisions that could discourage an acquisition or change of control of Left Right.

        Left Right's certificate of incorporation authorize its board of directors to issue preferred stock and common stock without stockholder approval. If Left Right's board of directors elects to issue preferred stock, it could be more difficult for a third party to acquire control of Left Right. In addition, provisions of the certificate of incorporation and bylaws could also make it more difficult for a third party to acquire control of Left Right. In addition, certain provisions of Delaware law may have the effect in the future of delaying or making it more difficult to effect a change in control of Left Right.

        These statutory anti-takeover measures may have certain negative consequences, including an effect on the ability of Left Right stockholders or other individuals to (i) change the composition of the incumbent board of directors; (ii) benefit from certain transactions which are opposed by the incumbent board of directors; and (iii) make a tender offer or attempt to gain control of the company, even if such attempt were beneficial to Left Right and its stockholders. Since such measures may also discourage the accumulations of large blocks of Left Right's common stock by purchasers whose objective is to seek control of Left Right or have such common stock repurchased by Left Right or other persons at a premium, these measures could also depress the market price of its common stock. Accordingly, Left Right's stockholders may be deprived of certain opportunities to realize the "control premium" associated with take-over attempts.

Acquisitions involve risks that could adversely affect Left Right's business.

        Left Right intends to pursue strategic acquisitions of businesses and technologies. Acquisitions may entail numerous risks, including:

  difficulties in the integration of acquired operations, services and products;

  diversion of management's attention from other business concerns;

  assumption of unknown material liabilities of acquired companies;

  amortization of acquired intangible assets, which could reduce future reported earnings; and

  potential loss of clients or key employees of acquired companies.

        These risks could cause the failure of any anticipated benefits of an acquisition to be realized, which could have a material adverse effect on Left Right's revenues and profitability.

Left Right may not be able to complete the merger with Crazy Grazer, which would force it to seek other business opportunities.

        As a result of Left Right executing the binding letter of intent with Crazy Grazer, LLC, it has focused all its management activities on the completion of the merger with Crazy Grazer. The merger is subject to Left Right's review of completed audited financial statements of Crazy Grazer and the formal definitive agreement is anticipated to include representations and warranties with respect to the business, property and financial condition of Crazy Grazer, along with other normal conditions for closing. In the event Left Right is unsuccessful in closing the merger with Crazy Grazer, Left Right will be seeking other acquisition or merger activities; however, there is no assurance that it will be successful in such activities.

THE COMPANIES

Left Right

        The Company was incorporated in 1973 and had been dormant for several years until October 6, 2000, when it entered into a contract for the sale of used equipment to a California tribal casino. Although opportunities existed in this market and in foreign export of used gaming equipment, the Company was unable to perform in this market due to competition from large manufacturers, jurisdictional regulatory laws and its inability to obtain funding.

        Despite its best efforts, Left Right was unable to fully implement its intended business plan, primarily due to its inability to secure adequate funding. When faced with such a restricted working capital situation Left Right's management investigated all options available to retain value for the stockholders and found the merger with LRMT to be the best available option.

GGTI

        GGTI was incorporated in Nevada on July 25, 2003 as a wholly-owned subsidiary of Left Right and a special purpose entity formed solely to complete the merger with LRMT. GGTI has not conducted any activities other than those incident to its formation, the matters contemplated by the merger agreement and the merger itself. Pursuant to the terms of the merger agreement, LRMT merged with and into GGTI and the separate corporate existence of GGTI ceased.

LRMT

        LRMT's mission is to build the world's most brand-centric, customer-friendly online shopping mall, where customers can buy virtually anything they are looking for, in an environment that delivers a buying experience consistent with their favorite mall or specialty store, and present products in a manner that is consistent with their brand and to offer its customers the world's largest selection of products and services.

        LRMT intends to accomplish its mission through the acquisition of Crazy Grazer, LLC, which owns and operates the website www.CrazyGrazer.com, an online shopping mall.

CRAZY GRAZER

        CrazyGrazer.com is the brainchild of co-founders Richard M. "Mick" Hall, a leader in the field of brand development, and Dan Dietrich, a seasoned developer of online stores.

        Prior to joining Left Right as CEO, president and chairman, Mr. Hall founded and ran a brand development agency, Hall Communications, Inc., where he worked with companies such as Baywatch Productions, Caesars Palace, DirecTV, Don King Productions, Fox Broadcasting, Hard Rock Hotel and Casino, Hilton Hotels Corporation, Hyatt Hotel Corporation, Kodak Entertainment, La-Z-Boy, Showcase Shoppes, NASCAR Cafe, Paramount Theme Parks, Planet Hollywood, RCA Consumer Electronics, SEGA, Sirius Satellite Radio, Sunkist Growers, Top Rank Boxing, Warner Brothers Records, WB Restaurants, Virgin Interactive and 1-800-Collect.

        Prior to the launch of CrazyGrazer.com in December of 2002, Mr. Dietrich spent the previous five years directing the development and operation of several multi-million dollar online merchants, where he developed strong relationships with marketing partners goto.com, overture.com, google.com, yahoo.com and aol.com.

        In late 2002, CrazyGrazer.com launched the "beta version" (CG 1.0) of their web-based shopping mall. Starting with a limited product offering, CrazyGrazer.com spent the first six months of 2003 refining their business practices to find the most effective and efficient methods of competing in this highly lucrative and competitive commercial arena.

        Crazy Grazer has identified five key "mission critical" components to operating a successful online store. They are;

  attracting and retaining customers;

  converting visitations to sales;

  developing and maintaining strong banking relationships;

  developing and maintaining strong supplier relationships; and

  shipping products in a timely and efficient manner.

        The decision by LRMT to enter into the Binding Letter of Intent with Crazy Grazer, LLC, was due largely to their ability to execute on each of these five points.

        Attracting and Retaining Customers

The ability to attract customers is paramount to the success of any retail operation. Millions of dollars have been spent over the past several years developing state-of-the-art web sites that no one visits. Unless a company has the ability to drive traffic to its web site, failure is certain. CrazyGrazer.com currently implements a proprietary process that enables them to analyze online traffic and purchasing trends, and react accordingly. CrazyGrazer.com was able to attract more than 1 million visits within the first 90 days of the launch of their beta store.

GrazyGrazer.com retains customers through the development of meaningful relationships with each customer that includes a comprehensive customer affinity program and customer relationship management (CRM).

Communicating CrazyGrazer.com's key points of differentiation in a way that is relevant to their consumers will play a key role in the continued growth and retention of their community of customers.

        Convert Visitations to Sales

The ability to convert CrazyGrazer.com visitors to paying customers is critical. The primary factors that will determine the conversion rate are the product offering, site functionality, overall look-and-feel of the site and the effectiveness of the CrazyGrazer.com brand.

Product Offering

In order to maximize the effectiveness of an online shopping site, it is important to have a comprehensive product selection that meets the needs of diverse customers, at prices that are equal to or below customer's perceived value. CrazyGrazer.com's strategy is to generate sales by thoughtfully enhancing the perception and value of product offering, as opposed to focusing on offering the lowest possible prices.

Functionality

An effective online shopping mall must be functional. The CrazyGrazer.com site is built on a robust e-commerce enterprise platform and meets or exceeds the functionality of major e-commerce sites. Statistics support the fact that people feel more comfortable purchasing products from Internet sites that function well. CrazyGrazer.com is positioned to consistently exceed this expectation.

Look and Feel

CrazyGrazer.com is simple to use, and "feels good" due to the fact that they spent a great deal of time and resource on the overall look and feel of the site, which encourages visitors to purchase by heightening the perceptive value of the product offering rather than providing the lowest prices on the internet.

Effectiveness of the Brand

Strong brands are built by controlling consumer perceptions and managing customer experiences. CrazyGrazer.com's number one objective is to build a strong "CrazyGrazer.com" brand that has meaning and relevance to their customers, and to strongly support the individual brands of the products that they carry through their brand-centric approach to online shopping. his is in sharp contrast to their competitors.

        Banking Relationships

It is important to develop a strong relationship with a merchant bank that has the ability and desire to be involved with an e-commerce company processing high volumes of transactions. CrazyGrazer.com initially entered into an agreement with PAGO, a subsidiary of Deutsche Bank AG Frankfurt, to process merchant credit card transactions. They are now working with Wells Fargo for all of their corporate and merchant needs.

        Supplier Relationships

Supplier and product manufacturers are conservative by nature. They typically recognize the value of their brands and are often discouraged by the manner in which the vast majority of online stores represent their products. CrazyGrazer.com is sensitive to these concerns and has addressed them through the implementation of its brand-centric approach.

        Shipping

CrazyGrazer.com must provide quick, inexpensive, easy shipping. Many of the consumers that visit an Internet store with the intent to purchase leave without buying anything because the shipping is either too expensive or the product would take too long to arrive. CrazyGrazer.com has resolved this by negotiating aggressive contracts with major carriers enabling them to ship products quickly and at a reduced rate.

Competition

        The overall online retail environment is intensely competitive. Crazy Grazer's current potential competitors include: (1) online retailers offering a broad base of products; (2) online retailers offering a limited base of products; (3) physical-world retailers that are also selling their products online and via mail order and/or direct marketing; (4) mail order and direct marketing retailers; and (5) web search engines and web portals that are involved in online commerce.

Marketing Technology

        Today, virtually 100% of online shopping is done via PC, either at home or at work. In addition to competing in the existing Internet space, Crazy Grazer's business model will employ several revolutionary e-commerce marketing strategies that will enable us to build the world's most brand-centric, customer friendly online shopping mall experience.

Personnel

        Left Right currently has 3 full time employees. Should the Crazy Grazer acquisition occur, Left Right will have approximately 35 full time and 3 part time employees.

THE MERGER

Left Right's Board of Directors Analysis and Reasons for the Merger

        Left Right's board of directors unanimously approved the merger agreement and determined that the merger agreement and the merger were advisable and in the best interests of Left Right and its stockholders.

        The Left Right board of directors identified and considered several potential benefits of the merger that it believed would contribute to the success of the combined company compared to Left Right's continued operations without the merger. These included:

  The historical and recent market prices of the common stock and the fact that the business opportunity being acquired through the merger (the potential merger with Crazy Grazer) along with the management team associated with LRMT present to Left Right a significant business opportunity;

  The familiarity of the Board of Directors with LRMT's business, prospects, and financial condition;

  The belief of the Board of Directors that a transaction with LRMT was the most advantageous scenario based upon the unique benefits offered by LRMT to Left Right; and

  The failed business plan of Left Right.

        The Left Right board of directors also identified and considered a number of potentially adverse factors concerning the merger, including the following:

  the risk that the merger might not have been completed in a timely manner or at all;

  the risk that the anticipated synergies and other potential benefits of the merger may not be fully or partially realized;

  the challenges and difficulties, foreseen and unforeseen, relating to integrating the operations of Left Right and LRMT;

  the risk of diverting management focus and resources from other strategic opportunities and from operational matters while working to implement the merger;

  the contingent liabilities relating to LRMT's business and how they might impact the results of operations of the combined company;

  the lack of liquidity and financial condition of LRMT;

  Left Right's ability to subsequently consummate a merger with Crazy Grazer; and

  the potential costs to be incurred in connection with the merger.

        After taking into account all of the factors set forth above, the Left Right board of directors unanimously agreed that the expected benefits of the merger outweighed the risks and that the merger was in the best interests of Left Right and its stockholders.

        The foregoing discussion of information and factors considered by the Left Right board of directors is not intended to be exhaustive but is believed to include the material factors considered by the Left Right board of directors. In view of the wide variety of factors considered by the Left Right board, the Left Right board of directors did not find it practicable to quantify or otherwise assign relative weight to the specific factors considered. In addition, the Left Right board did not reach any specific conclusion on each factor considered, but conducted an overall analysis of these factors. Individual members of the Left Right board may have given different weight to different factors.

LRMT's Board of Directors Analysis and Reasons for the Merger

        LRMT's board of directors unanimously approved the merger agreement and determined that the merger agreement and the merger were fair and in the best interests of LRMT and its stockholders.

        In the course of its deliberations regarding the merger, LRMT's board of directors consulted with LRMT's management and its legal and other advisors.

        The LRMT board of directors identified and considered several potential benefits of the merger that it believed would contribute to the success of the combined company compared to LRMT's continued operations without the merger. These included:

  the anticipated increase in market liquidity resulting from exchanging stock in a private company for publicly traded securities of Left Right;

  that representatives of LRMT's board of directors will serve on the board of directors of Left Right;

  the structure of the transaction, including the ability to maintain LRMT as a surviving separate legal entity and wholly-owned subsidiary of Left Right;

  the ability to use registered securities to make acquisition of assets or businesses;

  increased visibility in the financial community;

  enhanced access to the capital markets;

  improved transparency of operations;

  perceived credibility and enhanced corporate image of being a publicly traded company; and

  the expectation that the merger would be a tax-free transaction for U.S. federal income tax purposes.

        The LRMT board of directors also identified and considered a number of potentially adverse factors concerning the merger, including the following:

  the risk that the merger might not have been completed in a timely manner or at all;

  the risk that the anticipated synergies and other potential benefits of the merger may not be fully or partially realized;

  the challenges and difficulties, foreseen and unforeseen, relating to integrating the operations of Left Right and LRMT;

  the risk of diverting management focus and resources from other strategic opportunities and from operational matters while working to implement the merger; and

  the potential limited liquidity of shares of Left Right common stock due to historically low trading volumes of Left Right common stock and concentration of ownership of Left Right.

        After taking into account all of the factors set forth above, the LRMT board of directors unanimously agreed that the benefits of the merger outweighed the risks and the merger was in the best interests of LRMT and its stockholders.

        The foregoing discussion of information and factors considered by the LRMT board of directors is not intended to be exhaustive but is believed to include the material factors considered by the LRMT board of directors. In view of the wide variety of factors considered by the LRMT board of directors, the LRMT board of directors did not find it practicable to quantify or otherwise assign relative weight to the specific factors considered. In addition, the LRMT board did not reach any specific conclusion on each factor considered, but conducted an overall analysis of these factors. Individual members of the LRMT board may have given different weight to different factors.

Interests of Left Right's Directors, Executive Officers and Principal Stockholders in the Merger

        Left Right stockholders should be aware that Richard M. "Mick" Hall, Chairman/CEO and one of the three Left Right directors, had an interest in the merger that is different from the interests of Left Right stockholders generally, in that Mr. Hall: (i) was a majority stockholder of LRMT prior to completion of the merger; (ii) was an officer and director of LRMT prior to completion of the merger; and (iii) will remain as a director of Left Right following closing of the merger. The boards of directors of both companies were aware of this interest and considered it in approving the merger and the merger agreement. For the reasons stated above, the merger with LRMT was not an "Arms-Length" transaction.

        Pursuant to the terms of the merger agreement, upon completion of the merger the board of directors of Left Right was comprised of three individuals; Richard M. "Mick" Hall, Thomas Nieman and Marta Barone. Upon any vacancy in the board seats, a replacement director will be appointed by the remaining directors of Left Right.

Dissenter's and Appraisal Rights

        Left Right stockholder approval of the merger was not required under current Delaware law, therefore, Left Right stockholders were not entitled to dissenters rights in the merger.

Regulatory Matters

        Other than the filing of appropriate merger documents with the Secretary of State of the State of Nevada and Delaware, no regulatory approvals were required for the consummation of the Merger.

THE MERGER AGREEMENT

        The following is a summary of the material terms of the merger agreement. This summary may not contain all of the information that is important to you. It is qualified in its entirety by reference to the merger agreement, a copy of which is attached as Appendix A and is incorporated herein by reference. You should read the merger agreement because it, and not this document, is the legal document that governed the terms of the merger and will give you a more complete understanding of the merger.

Structure of the Merger

        To accomplish the Left Right and LRMT combination, a new company, GGTI, was formed as a wholly owned subsidiary of Left Right. At the effective time of the merger GGTI merged with and into LRMT. Following the Merger, LRMT continues as the surviving corporation, continues to be governed by the laws of Delaware and the separate corporate existence of GGTI ceased. As a result, LRMT became a wholly owned subsidiary of Left Right.

Closing of the Merger

        The closing of the merger took place on September 29, 2003, at the offices of Securities Law Institute, 770 East Warm Springs Road, Suite 250, Las Vegas, Nevada.

When the Merger Became Effective

        On September 29, 2003, a certificate of merger was filed with the Delaware and Nevada Secretary of State. The merger became effective at the time of filing the certificates of merger.

Conversion of Stock

        At the effective time of the merger:

  each share of LRMT common stock was converted into the right to receive one (1) share of Left Right common stock. By way of example, a LRMT stockholder that held 100,000 shares of common stock times the Exchange Ratio of 1 equals 100,000 shares of Left Right Shares;

Conditions to the Merger

        Conditions to Each Company's Obligation to Effect the Merger. The obligations of Left Right and LRMT to complete the merger was subject to the following conditions:

  no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or enforced by any United States court or Governmental Entity which prohibited, restrained, enjoined or restricted the consummation of the Merger; and

  any waiting period applicable to the Merger under the HSR Act shall have terminated or expired, and any other governmental or regulatory notices or approvals required with respect to the transactions contemplated by the merger shall have been either filed or received;

        Additional Conditions to Each Company's Obligations. The obligations of each of Left Right and LRMT to complete the merger was subject to the following additional conditions:

  the performance by the other party in all material respects of its agreements and covenants contained in the merger agreement required to be performed at or before the effective time of the merger; and

  the truth and correctness of the representations and warranties of the other party set forth in the merger agreement and the documents delivered in connection with the merger agreement, except where the failure of the representations and warranties to be true and correct did not have, individually or in the aggregate, a material adverse effect on the properties, assets, condition (financial or otherwise) or results of operations of the party.

Representations and Warranties

        The merger agreement contained representations and warranties by each of Left Right and LRMT as to themselves and their subsidiaries concerning, among other things:

  organization, standing, authority and qualifications;

  capitalization;

  corporate authorization to enter into the merger and related transactions;

  defaults and conflicts caused by execution of the merger agreement or completion of the merger;

  financial statements and reports, including, in the case of Left Right, those filed with the Securities and Exchange Commission;

  absence of undisclosed liabilities;

  title to properties and encumbrances;

  tax matters;

  employee benefits;

  compliance with legal requirements and governmental authorizations;

  litigation;

  specified changes or events in corporate operations since the date of executing the merger agreement;

  material contracts;

  insurance matters;

  environmental matters;

  labor matters;

  intellectual property;

  relationships with related parties;

  broker's and finder's fees; and

  in the case of Left Right, the organization and liabilities of GGTI.

Covenants and Other Agreements

        Operating Covenants. Prior to the merger, each of Left Right and LRMT agreed not to:

  amend their respective Certificate of Incorporation or Bylaws (or other similar governing instruments);

  amend the terms of any stock of any class or any other securities (except bank loans) or equity equivalents, or issue any new securities;

  split, combine or reclassify any shares of their capital stock, declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of their capital stock, make any other actual, constructive or deemed distribution in respect of their capital stock or otherwise make any payments to stockholders in their capacity as such, or redeem or otherwise acquire any of their securities;

  adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization (other than the merger);

  (i) incur or assume any long-term or short-term debt or issue any debt securities except for borrowings or issuances of letters of credit under existing lines of credit in the ordinary course of business; (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person; (iii) make any loans, advances or capital contributions to, or investments in, any other person; (iv) pledge or otherwise encumber shares of its respective capital stock; or (v) mortgage or pledge any of their material assets, tangible or intangible, or create or suffer to exist any material Lien thereupon (other than tax Liens for taxes not yet due);

  except as may be required by law, enter into, adopt or amend or terminate any bonus, profit sharing, compensation, severance, termination, stock option, stock appreciation right, restricted stock, performance unit, stock equivalent, stock purchase agreement, pension, retirement, deferred compensation, employment, severance or other employee benefit agreement, trust, plan, fund or other arrangement for the benefit or welfare of any director, officer or employee in any manner, or increase in any manner the compensation or fringe benefits of any director, officer or employee or pay any benefit not required by any plan and arrangement as in effect as of the date hereof (including, without limitation, the granting of stock appreciation rights or performance units); provided, however, that the parties shall not be prevented from (i) entering into employment agreements or severance agreements with employees in the ordinary course of business and consistent with past practice or (ii) increasing annual compensation and/or providing for or amending bonus arrangements for employees for fiscal 2003/4 in the ordinary course of year-end compensation reviews consistent with past practice and paying bonuses to employees for fiscal 2003/4 in amounts previously disclosed to the other party (to the extent that such compensation increases and new or amended bonus arrangements do not result in a material increase in benefits or compensation expense to either party);

  acquire, sell, lease or dispose of any assets in any single transaction or series of related transactions (other than in the ordinary course of business);

  except as may be required as a result of a change in law or in generally accepted accounting principles, change any of the accounting principles or practices used;

  revalue in any material respect any of their assets including, without limitation, writing down the value of inventory or writing-off notes or accounts receivable other than in the ordinary course of business;

  (i) acquire (by merger, consolidation, or acquisition of stock or assets) any corporation, partnership or other business organization or division thereof or any equity interest therein; (ii) enter into any contract or agreement other than in the ordinary course of business consistent with past practice which would be material to the parties; (iii) authorize any new capital expenditure or expenditures which, individually is in excess of $1,000 or, in the aggregate, are in excess of $5,000 for Left Right and in excess of $1,000 or, in the aggregate, are in excess of $5,000 for LRMT; provided, however that none of the foregoing shall limit any capital expenditure required pursuant to existing contracts;

  make any tax election or settle or compromise any income tax liability material to either party;

  settle or compromise any pending or threatened suit, action or claim which (i) relates to the transactions contemplated by the merger agreement or (ii) the settlement or compromise of which could have a material adverse effect on either party;

  commence any material research and development project or terminate any material research and development project that is currently ongoing, in either case, except pursuant to the terms of existing contracts or in the ordinary course of business; or

  take, or agree in writing or otherwise to take any action which would make any of the representations or warranties of the parties contained in the merger agreement untrue or incorrect.

Termination

        Before the effective time of the merger, the merger agreement may have been terminated:

  by mutual written consent of Left Right and LRMT;

  by LRMT or Left Right if any court of competent jurisdiction in the United States or other Governmental Entity shall have issued a final order, decree or ruling or taken any other final action restraining, enjoining or otherwise prohibiting the Merger and such order, decree, ruling or other action is or shall have become nonappealable;

  by Left Right if the Merger had not been consummated by December 31, 2003; so long as Left Right did not prevent the merger from occurring by failing to perform or observe its obligations under the merger agreement in any material respect;

  by LRMT, if Left Right breached in any material respect any of its representations, warranties or agreements in the merger agreement and the breach would have resulted in a condition of the merger not being satisfied and the breach was not cured within 20 business days; or

  by Left Right, if LRMT breached in any material respect any of its representations, warranties or agreements in the merger agreement, and the breach would have resulted in a condition of the merger not being satisfied and the breach was not cured within 20 business days.

Expenses

        All costs and expenses incurred in connection with the merger agreement and related transactions were paid by the party incurring them.

DIRECTORS AND EXECUTIVE OFFICERS OF LEFT RIGHT

FOLLOWING THE MERGER

        Immediately following the merger, the board of directors of Left Right consisted of a total of three members. The directors and executive officers of Left Right immediately following the merger as follows:

Name	Age	Positions and Offices with Left Right Post Merger

Richard M. "Mick" Hall	37	CEO, President and Chairman

Thomas Nieman(1)	54	Director

Marta Barone(2)	43	Chief Operating Officer and Director

Heather M. Hall	35	Secretary/Treasurer

(1) Effective February 19, 2004, Thomas Nieman resigned as a Director. The board of directors concurrently appointed Arnoldo "Arnie" Galassi to fill his vacancy. Mr. Galassi was also elected as Left Right's Chief Financial Officer.

(2) Effective February 19, 2004, Marta Barone resigned as Chief Operating Officer and a Director. The board of directors concurrently appointed Mark Newburg to fill her vacancy. Mr. Newburg was also elected as Senior Vice President and Chief Operating Officer.

Richard Michael "Mick" Hall, CEO, President and Chairman of the Board: Mr. Hall founded Left Right Marketing & Technology, Inc. a Nevada Corporation in August of 2003, which was subsequently merged with Left Right. Prior to joining Left Right, he was President/CEO of Hall Communications, Inc., a brand development agency he founded in 1991 with offices in Las Vegas and Los Angeles. Between 1991 and 2003, Mr. Hall formed a number of marketing related companies, including Crazy Grazer, LLC, owners and operators of CrazyGrazer.com, an online shopping mall, which recently signed a Binding Letter of Intent to be acquired by Left Right. Mr. Hall is the spouse of Heather Hall, Secretary/Treasurer of Left Right.

Thomas Nieman, Director: Mr. Nieman is a director of Left Right and Vice President of Hall Communications, Inc., a Nevada based brand development firm, where he is in charge of all of their new business initiatives. Prior to joining Hall Communications, Mr. Nieman was Vice President of Marketing and Sales for Shuffle Master Inc., (NASDAQ: SHFL) where he was responsible for marketing all of their products as well as the development and worldwide launch of the Let It Ride Tournament casino table game. Prior to Shuffle Master, he held the position of Vice President of Marketing at Bally Gaming International, Inc. Mr. Nieman was also a partner in the marketing research firm, Iltis Nieman & Associates, and was Director of New Business for Bally Manufacturing Corporation. On February 19, 2004, Mr. Nieman resigned as a director of Left Right.

Marta Barone, Chief Operating Officer and Director: Ms. Barone is Chief Operating Officer and a director of Left Right. Prior to joining Left Right, she was Chief Operating Officer of Hall Communications, Inc., a Nevada based brand development firm. Prior to joining Hall Communications, she directed media at R&R Advertising in Las Vegas. Ms. Barone worked for International Paper for 10 years, where she was the Director of Purchasing for 22 of the company's locations. On February 19, 2004, Ms. Barone resigned as a director and Chief Operating Officer of Left Right.

Heather M. Hall, Secretary/Treasurer: Ms. Hall is Secretary/Treasurer of Left Right. Prior to joining Left Right, for ten years she acted as General Manager and partner in Hall Communications, Inc., a Nevada based brand development firm. Ms. Hall is the spouse of Mick Hall, CEO, President and Chairman of Left Right.

Subsequent Appointment of Director and Officers:

        On February 19, 2004, Left Right's Board of Directors appointed two directors and three executives. Mark Newburg was appointed Senior Vice President, Chief Operating Officer and Director of Left Right. Arnaldo "Arnie" Galassi was appointed Chief Financial Officer and Director of Left Right. Jason Straub was appointed Chief Technology Officer of Left Right.

Mark Newburg: On January 13, 2004, Left Right entered into a Consulting Agreement with Mark Newburg, wherein Mr. Newburg agreed to provide Left Right with consulting services relating to the business processes, finances, logistics, and systems project management. The agreement will conclude on May 31, 2004. As of January 19, 2004, Mr. Newburg became Senior Vice President, Chief Operating Officer and Director of Left Right. From 2001 to 2003, Mr. Newburg was President of Aristocrat Technologies Inc., a $500 million global innovator of gaming technology and services. From 1999 to 2001, Mr. Newburg was Vice President of NCR Corporation, a $5.9 billion provider of store automation, self-service, payment, and data-warehousing solutions.

Arnaldo (Arnie) Galassi: On January 13, 2004, Left Right entered into a Consulting Agreement with Arnaldo (Arnie) Galassi, wherein Mr. Galassi agreed to provide recommendations and implementation plans as well as assume primary responsibility for implementation of all developed initiatives agreed by Left Right. The agreement will conclude on February 28, 2004. As of January 19, 2004, Mr. Galassi became Chief Financial Officer and Director of Left Right. From 2002 to 2003, Mr. Galassi was Director - Corporate Finance of NCR Corporation. From 1997 to 2002, Mr. Galassi was Treasury Director - International (Asia Pacific and Europe) for NCR Asia Pacific (Singapore).

Jason Straub: Jason C. Straub, age 31, is Chief Technology Officer for Left Right. Mr. Straub is also President of StyleWise Interactive, a premiere interactive strategy and digital media solutions firm, since 1996 when he founded the company. At StyleWise Interactive, Mr. Straub has been responsible for new business development and has authored numerous transactional Internet applications and software solutions and has developed numerous award-winning web sites. He has also developed proprietary technologies that allow for secure Internet banking transactions, Internet applications utilized by online travel agencies to book airline tickets and hotel rooms, an application that allows for the management and coordination of large-scale construction projects via the Internet, and most recently the creation of common language that enables closed-architecture databases to communicate and efficiently exchange information. In 1999, StyleWise Interactive became a subsidiary of Hall Communications.

Directors

        The members of Left Right's board of directors serve for one year terms and are elected at the next annual meeting of stockholders, or until their successors have been elected.

Compensation of Directors

        It is expected that directors of Left Right who are also full-time employees of Left Right will receive no additional compensation for their services as directors. Each non-employee director of Left Right is anticipated to receive compensation of $1,000 for each meeting of the board, as well as travel expenses if required.

        Left Right expects to adopt a plan pursuant to which directors will be granted various equity awards, including stock options as may be determined from time to time by the board. Awards made pursuant to the plan will generally vest in substantially equal installments over a period of time to be determined by the board of directors. The exercise price of options granted under the plan may not be less than the fair market value of a share of Left Right's common stock on the date of the grant of the option.

Executive Officers

        The executive officers of Left Right will serve in their respective capacities until their successors are duly elected and qualified or until their earlier resignation or removal.

Compensation of Executive Officers

        The compensation of the executive officers of Left Right will be determined from time to time by the board of directors, until such time as Left Right establishes a formal compensation committee. Additionally, Left Right may enter into employment agreements with its key officers and employees, which will specify compensation for the officer or employee.

SECURITY OWNERSHIP OF OFFICERS, DIRECTORS

AND CERTAIN BENEFICIAL HOLDERS

        The following table presents information, to the best of Left Right's knowledge, about the beneficial ownership of its common stock on September 30, 2003, after the consummation of the merger, relating to the beneficial ownership of Left Right's common stock by those persons known to beneficially own more than 5% of Left Right's capital stock and by its directors and executive officers. The percentage of beneficial ownership for the following table is based on 41,656,212 shares of common stock outstanding as of the effective time of the merger.

        Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and does not necessarily indicate beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares of common stock over which the stockholder has sole or shared voting or investment power. It also includes shares of common stock that the stockholder has a right to acquire within 60 days after closing of the merger through the exercise of any option, warrant or other right. The percentage ownership of the outstanding common stock, however, is based on the assumption, expressly required by the rules of the Securities and Exchange Commission, that only the person or entity whose ownership is being reported has converted options or warrants into shares of our common stock.

Name of Beneficial Holder (1)	Number of Shares	Percent Of Class (2)
Richard M. "Mick" Hall (3) CEO, President and Chairman	20,500,000	49%

Heather M. Hall (4) Secretary/Treasurer	--	--

Thomas Nieman Director	1,000,000	2%

Marta Barone Director	0	0%

Eugene R. "Rock" (5) & Demetria A. Newman Beneficial Owners	10,000,000	24%
	----------	-----------
All Beneficial Owners, Directors & Officers as a Group	31,500,000	75%
	==========	===========

   As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). In addition, for purposes of this table, a person is deemed, as of any date, to have "beneficial ownership" of any security that such person has the right to acquire within 60 days after such date.

   Figures are rounded to the nearest percentage.

   Includes 500,000 shares held by Hall Communications, which Richard M. "Mick" Hall is a beneficial owner of. Mr. Hall was also the President and Chairman of the Board of Hall Communications.

   Heather Hall is the spouse of Richard M. "Mick" Hall. 20,000,000 of the shares are held jointly.

   Rock Newman is the CEO/President and a member of Crazy Grazer LLC.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

        Assuming the Merger of LRMT into Left Right is treated as a reorganization under Internal Revenue Code Section 368, for federal income tax purposes, (i) no gain or loss will be recognized by the stockholders of each of Left Right or LRMT upon the conversion of LRMT shares into Left Right common stock, and (ii) the aggregate tax basis of the shares of Left Right common stock received in exchange for LRMT stock pursuant to the Merger will be the same as the aggregate tax basis of such shares of Left Right and LRMT stock, respectively.

ACCOUNTING TREATMENT

        Left Right will account for the merger as a reverse acquisition since the LRMT stockholders have control of the combined entity after the transaction.

DESCRIPTION OF Left Right CAPITAL STOCK FOLLOWING THE MERGER

        The following description of the material terms of the capital stock of Left Right includes a summary of specified provisions of Left Right's amended certificate of incorporation and bylaws that will be in effect upon completion of the merger. This description is subject to the relevant provisions of Delaware law and is qualified by reference to Left Right's amended certificate of incorporation and bylaws copies of which are attached as exhibits to this filing.

Authorized Capital Stock

        Left Right is authorized to issue 100 million shares of common stock, $0.001 par value, and 25 million shares of preferred stock, $0.001 par value. Following the effective time of the merger, there were approximately 41,656,212 shares of Left Right common stock and no shares of Left Right preferred stock outstanding.

Common Stock

        Each holder of Left Right common stock will be entitled to one vote per share in the election of directors and on all other matters submitted to the vote of stockholders. No holder of Left Right common stock may cumulate votes in voting for Left Right directors.

        Subject to the rights of the holders of any Left Right preferred stock that may be outstanding from time to time, each share of Left Right common stock will have an equal and ratable right to receive dividends as may be declared by the Left Right board of directors out of funds legally available for the payment of dividends, and, in the event of liquidation, dissolution or winding up of Left Right, will be entitled to share equally and ratably in the assets available for distribution to Left Right stockholders. No holder of Left Right common stock will have any preemptive right to subscribe for any securities of Left Right.

        Left Right's common stock trades on the NASD Over-the-Counter Bulletin Board under the trading symbol "LRMK".

        Preferred Stock

        Left Right's certificate of incorporation authorizes the board of directors of Left Right to issue, by resolution and without any action by Left Right's stockholders, one or more series of preferred stock and may establish the designations, dividend rights, dividend rate, conversion rights, voting rights, terms of redemption, liquidation preference, sinking fund terms and all other preferences and rights of any series of preferred stock, including rights that could adversely affect the voting power of the holders of Left Right common stock. Left Right has no present intent to issue any shares of preferred stock.

        One of the effects of undesignated preferred stock may be to enable the board of directors to render more difficult or to discourage an attempt to obtain control of us by means of a tender offer, proxy contest, merger or otherwise, and thereby to protect the continuity of our management. The issuance of shares of preferred stock pursuant to the board of director's authority described above may adversely affect the rights of holders of common stock. For example, preferred stock issued by us may rank prior to the common stock as to dividend rights, liquidation preference or both, may have full or limited voting rights and may be convertible into shares of common stock. Accordingly, the issuance of shares of preferred stock may discourage bids for the common stock at a premium or may otherwise adversely affect the market price of the common stock.

Transfer Agent

        The transfer agent and registrar for the Left Right common stock is American Stock Transfer & Trust Company.

PLAN OF OPERATION

        Left Right assumed the plan of operation of LRMT upon consummation of the merger.

Overview

        All business of Left Right is conducted through its wholly owned subsidiary, LRMT.

        Left Right's primary motivation for the merger was to obtain, from LRMT, the right to acquire Crazy Grazer LLC, a Nevada limited liability company currently operating an online shopping mall web site, www.crazygrazer.com. Left Right entered into a binding letter of intent with Crazy Grazer on September 29, 2003. Closing of the Crazy Grazer transaction will be dependant on the receipt of audited financial statements of Crazy Grazer from inception and other terms and conditions consistent with a transaction of this nature.

Plan of Operation

        Since Left Right's operations have been solely based on LRMT's business since it became a wholly owned subsidiary, Left Right's plan of operation has assumed the plan of operation of LRMT. LRMT's mission is to build the world's most brand-centric, customer-friendly online shopping mall, where customers can buy virtually anything they are looking for, in an environment that delivers a buying experience consistent with their favorite mall or specialty store, to present products in a manner that is consistent with their brand and to offer our customers the world's largest selection of products and services. LRMT intends to accomplish this mission primarily through the acquisition of Crazy Grazer LLC, owners and operators of an online shopping mall, CrazyGrazer.com (www.crazygrazer.com).

        Left Right plans on satisfying its cash obligations over the next twelve months through additional equity and/or third party financing. Left Right does not anticipate generating revenues sufficient enough to satisfy its working capital requirements within the next twelve months.

        Based upon completion of the Crazy Grazer acquisition, Left Right anticipates the need for approximately 6 million dollars over the next twelve (12) months to be utilized for general and administrative, standing inventory, website development, infrastructure requirements and general working capital.

        Left Right does not anticipate the purchase or sale of any plant or significant equipment, as such items are not required by it at this time; however, in the event cash is available and Left Right completes the Crazy Grazer acquisition, it would anticipate the purchase of additional computer software and hardware commensurate with an e-commerce business.

        Left Right currently employs 3 full time employees. If Left Right successfully acquires Crazy Grazer it anticipates the need to hire an additional 35 full time employees and 3 part time employees.

Liquidity and Capital Resources

        A critical component of Left Right's operating plan impacting its continued existence is the ability to obtain additional capital through additional equity and/or debt financing. Left Right does not anticipate enough positive internal operating cash flow until such time as it can generate substantial revenues from operations of Crazy Grazer, if and when, following completion of the merger, which may take the next few years to fully realize. In the event Left Right cannot obtain the necessary capital to pursue its strategic plan, it may have to cease or significantly curtail operations. This would materially impact Left Right's ability to continue operations.

        Left Right's near term cash requirements are anticipated to be offset through the receipt of funds from private placement offerings and loans obtained through private sources. Since inception, Left Right has financed cash flow requirements through debt financing and issuance of common stock for cash and services. As Left Right expands operational activities, it may continue to experience net negative cash flows from operations, pending revenues from online sales, and will be required to obtain additional financing to fund operations through securities offerings and debt borrowings to the extent necessary to provide working capital.

        Over the next twelve months Left Right believes that existing capital and anticipated funds from operations will not be sufficient to sustain operations and planned expansion. Consequently, Left Right will be required to seek additional capital in the future to fund growth and expansion through additional equity or debt financing or credit facilities. No assurance can be made that such financing would be available, and if available it may take either the form of debt or equity. In either case, the financing could have a negative impact on Left Right's financial condition and its shareholders.

        Left Right anticipates incurring operating losses over the next twelve months. Left Right's lack of operating history makes predictions of future operating results difficult to ascertain. Left Right's prospects must be considered in light of the risks, expenses and difficulties frequently encountered by companies in their early stage of development, particularly companies in new and rapidly evolving markets such as technology related companies. Such risks include, but are not limited to, an evolving and unpredictable business model and the management of growth. To address these risks Left Right must, among other things, obtain a customer base, implement and successfully execute our business and marketing strategy, continue to develop and upgrade technology and products, respond to competitive developments, and attract, retain and motivate qualified personnel. There can be no assurance that Left Right will be successful in addressing such risks, and the failure to do so can have a material adverse effect on its business prospects, financial condition and results of operations.

PRICE RANGE OF SHARES AND DIVIDENDS

        As of July 7, 2003, Left Right had approximately 2,656 stockholders of record of the 26,328,028 shares outstanding (prior to 5 for 1 reverse stock split). Left Right's common stock trades on the NASD Over-the-Counter Bulletin Board under the symbol "LRMK". Left Right has not declared or paid any dividends on its common stock and does not intend to do so in the near future.

Market Information

        The following table sets forth the quarterly high and low bid prices for Left Right's Common Stock during its last two fiscal years, as reported by the National Quotations Bureau. The quotations reflect inter-dealer prices, without retail mark-up, markdown or commission, and may not necessarily represent actual transactions.

	Fiscal Year ending June 30, 2003		Fiscal Year ending June 30, 2002
	Low	High	Low	High
1st Quarter	$0.01	$0.03	$0.02	$0.02
2nd Quarter	$0.01	$0.02	$0.02	$0.02
3rd Quarter	$0.01	$0.01	$0.02	$0.03
4th Quarter	$0.01	$0.03	$0.01	$0.02

        Note: Left Right traded on the OTC:BB through August 25, 2003 under the symbol "GBTE". From August 25, 2003 through September 23, 2003, as a result of its name change, Left Right's OTC:BB trading symbol was changed from "GBTE" to "LRMKV." On September 24, 2003 its symbol was changed to "LRMK."

        On September 26, 2003, the last full trading day before the completion of the merger, the last reported sale quotation of the shares was $0.75 per share.

CHANGE OF CONTROL

        Upon completion of the merger, there was a change in control of Left Right as a result of the issuance of 36,390,000 shares of restricted common stock to the stockholders of LRMT.

Additional and Available Information

Legal Matters

        Legal matters relating to the validity of the securities to be issued in the merger was passed upon for Left Right by Stoecklein Law Group.

Experts

        The consolidated financial statements of Left Right incorporated in this document by reference from Left Right's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2003 have been audited by Bradshaw Smith & Co. LLP, independent auditor, as stated in its reports, which are incorporated in this document by reference, and have been so incorporated in reliance upon the reports of the firm given upon their authority as experts in accounting and auditing.

The consolidated financial statements of LRMT as of June 30, 2003 included in this document have been audited by CFO Advantage, Inc., independent auditors, as stated in their report appearing herein and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

Stockholder Proposals

        Under the federal securities laws, in order for a stockholder proposal to be included in the Left Right proxy statement relating to its next annual meeting, the proposal must be received by Left Right by March 15, 2004.

Additional and Available Information

        Left Right is subject to the informational filing requirements of the Exchange Act and, in accordance therewith, is required to file periodic reports, proxy statements and other information with the SEC relating to its business, financial condition and other matters. Such reports, proxy statements and other information can be inspected and copied at the public reference facility maintained by the SEC at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330. Left Right's filings are also available to the public on the SEC's website (http://www.sec.gov). Copies of such materials may also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates.

Statement of additional information

        Left Right's Annual Report on Form 10-KSB, for the year ended June 30, 2003, has been incorporated herein by this reference.

        Left Right's Quarterly Report on Form 10-QSB, for the quarter ended September 30, 2003, has been incorporated herein by this reference.

        Left Right's Current Reports on Form 8-K, dated: October 1, 2003; October 6, 2003; October 8, 2003; October 9, 2003; October 20, 2003; October 28, 2003; October 30, 2003; November 14, 2003; and February 26, 2004, have been incorporated herein by this reference.

        Left Right will provide without charge to each person, including any beneficial owner of such person, to whom a copy of this Information Statement has been delivered, on written or oral request, a copy of any and all of the documents referred to above that have been or may be incorporated by reference herein other than exhibits to such documents (unless such exhibits are specifically incorporated by reference herein).

        All documents filed by Left Right pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Information Statement shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

        One Information Statement will be delivered to multiple stockholders sharing an address unless Left Right receives contrary instructions from one or more of the stockholders. Upon receipt of such notice, Left Right will undertake to deliver promptly a separate copy of the Information Statement to the stockholder at a shared address to which a single copy of the documents was delivered and provide instructions as to how the stockholder can notify Left Right that the stockholder wishes to receive a separate copy of an annual report. In the event a stockholder desires to provide such notice to Left Right, such notice may be given verbally by telephoning the Company's offices at (702-260-9305) or by mail to 6600 Amelia Earhart Court, Las Vegas, Nevada 89119.

Forward-Looking Statements

        This document and the information incorporated by reference herein may contain forward-looking statements within the meaning of the federal securities laws. Left Right intends these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the federal securities laws. In some cases, you can identify these statements by our use of forward-looking words such as "may," "should," "anticipate," "estimate," "expect," "plan," "believe," "predict," "potential" and "intend." In particular, statements regarding Left Right's estimates of anticipated synergies from the merger, transaction and other costs of the merger, future earnings per share and the impact on revenues of any restrictions on specified trades are forward-looking statements. You should be aware that these statements and any other forward-looking statements in these documents only reflect Left Right's expectations and are not guarantees of performance. These statements involve risks, uncertainties and assumptions. Many of these risks, uncertainties and assumptions are beyond the control of Left Right and LRMT, and may cause actual results and performance to differ materially from its expectations. Important factors that could cause Left Right's actual results to be materially different from its expectations include the risks and uncertainties set forth under the heading "Risk Factors" of this document. Accordingly, you should not place undue reliance on the forward-looking statements contained in this document. These forward-looking statements speak only as of the date on which the statements were made. Left Right undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

LRMT FINANCIAL STATEMENTS

LEFT RIGHT MARKETING & TECHNOLOGY, INC.

(A Development Stage Company)

AUDITED FINANCIAL STATEMENTS

JUNE 30, 2003

INDEPENDENT AUDITORS' REPORT

To the Board of Directors of

Left Right Marketing & Technology, Inc.

We have audited the accompanying balance sheet of Left Right Marketing & Technology, Inc. (a Nevada Corporation) as of June 30, 2003, and the related statement of income and accumulated deficit from inception (June 12, 2003) to June 30, 2003, changes in stockholders' equity, and cash flows for the one month ended June 30, 2003. All information included in these financial statements is the representation of the management of Left Right Marketing & Technology, Inc. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Left Right Marketing & Technology, Inc. as of June 30, 2003, and the result of its operations and its cash flows for the period ended June 30, 2003, in accordance with generally accepted accounting principles in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As disclosed in Note 4 to the financial statements, the Company has had limited operations and has not established a long-term source of revenue. This raises substantial doubt about its ability to continue as a going concern. Management's plan in regards to these matters is also described in Note 4. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                                                                                CFO Advantage, Inc.

November 4, 2003

Las Vegas, Nevada

LEFT RIGHT MARKETING & TECHNOLOGY, INC.

(A Development Stage Company)

BALANCE SHEET

AS OF JUNE 30, 2003

(AUDITED)

ASSETS

6/30/2003
CURRENT ASSETS
Cash	$ -
Total current assets	-

TOTAL ASSETS	$ -

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

LIABILITIES
Total liabilities	$ -

STOCKHOLDERS' EQUITY

Common stock, $0.001 par value, 50,000,000 shares authorized,
26,390,000, shares issued and outstanding as of June 30, 2003	26,390
Additional paid in capital - common stock	-
Accumulated deficit in development stage	(26,390)

Total stockholders' equity	-

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$ -

The accompanying independent auditors' report and notes to financial statements should be read in conjunction with this Balance Sheet.

LEFT RIGHT MARKETING & TECHNOLOGY, INC.

(A Development Stage Company)

STATEMENT OF INCOME AND ACCUMULATED DEFICIT

FOR THE PERIOD ENDED 6/30/03

(AUDITED)

Inception (6/12/2003) to 6/30/2003

REVENUES	$ -
COST OF REVENUES	-
GROSS PROFIT (LOSS)	-

EXPENSES:
Compensation expense - related party	26,390
Total expenses	26,390

DEFICIT IN DEVELOPMENT STAGE	(26,390)

ACCUMULATED DEFICIT, beginning of period	-

ACCUMULATED DEFICIT, end of period	$ (26,390)

PER SHARE INFORMATION:

Weighted average number of shares outstanding
(basic and diluted)	26,390,000

Earnings per share of common stock
(basic and diluted)	$ (0.001)

The accompanying independent auditors' report and notes to financial statements should be read in conjunction with these Statements of Income and Accumulated Deficit.

LEFT RIGHT MARKETING & TECHNOLOGY, INC.

(A Development Stage Company)

STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY

INCEPTION THROUGH JUNE 30, 2003

(AUDITED)

	Common Stock Shares	Common Stock Amount	Additional Paid-in Capital	Income (Deficit)	Total Equity
Beginning balance as of
June 12, 2003	-	-	-	-	-

Issuance of common
stock for services	26,390,000	$ 26,390	$ -	$ -	$ 26,390

Deficit of the month ended
June 30, 2003	-	-	-	(26,390)	(26,390)

Balance at June 30, 2003	26,390,000	$ 26,390	$ -	$ (26,390)	$ -

The accompanying independent auditors' report and notes to financial statements should be read in conjunction with this Statement of Changes in Stockholders' Equity.

LEFT RIGHT MARKETING & TECHNOLOGY, INC.

(A Development Stage Company)

STATEMENT OF CASH FLOWS

INCEPTION THROUGH JUNE 30, 2003

(AUDITED)

Inception (6/12/2003) Through 6/30/2003
CASH FLOWS FROM OPERATING ACTIVITIES:
Deficit from operations	$ (26,390)
Adjustments to reconcile net income
to net cash provided
Stock issued for services - related party	26,390
Net cash used in operating activities	-

Balance at beginning of period	-
Net increase in cash	-
Balance at end of period	$ -

SUPPLEMENTAL INFORMATION:
Interest Paid	$ -
Taxes Paid	$ -

NON-CASH TRANSACTIONS
Number of shares issued for services	26,390,000

The accompanying independent auditors' report and notes to financial statements should be read in conjunction with this Statement of Cash Flow.

NOTE 1 - ORGANIZATION AND PURPOSE

The Company was organized June 12, 2003 (Date of Inception) under the laws of the State of Nevada, as Left Right Marketing & Technology, Inc. The Company has been dormant and has had no operations since its inception, and in accordance with SFAS #7, the Company is considered a development stage company.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The Company's policy is to prepare the financial statements on the accrual basis of accounting. The financial statements have been prepared on "development stage company" basis, which includes a balance sheet, income statement and statement of cash flows. The income statement and statement of cash flows include the descriptive caption "deficit accumulated during the development stage" in lieu of net profit (loss). The fiscal year end is June 30.

Cash and Cash Equivalents

The Company maintains its cash balance in a non-interest-bearing account that currently does not exceed federally insured limits. For the purpose of the statements of cash flows, all highly liquid investments with an original maturity of three months or less are considered to be cash equivalents.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions, which affect the reported amounts of assets and liabilities at the date of the financial statements and revenues and expenses for the period reported. Actual results may differ from these estimates.

Prepaid Expenses

Prepaid expenses are prepayments made to secure the use of assets or the receipt of services at a future date.

Investments and Marketable Securities

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of June 30, 2003. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values. These financial instruments include cash and accounts payable. Fair values were assumed to approximate carrying values for cash and payables because they are short term in nature and their carrying amounts approximate fair values or they are payable on demand.

Inventory Valuation

Inventories are stated at the lower of cost or market, cost being determined on the first in, first out (FIFO) basis.

Equipment

Fixed assets acquired will be stated at cost. Expenditures that materially increase the life of the assets are capitalized. Ordinary maintenance and repairs are charged to expense as incurred. When assets are sold or otherwise disposed of, the cost and the related accumulated depreciation and amortization are removed from the accounts and any resulting gain or loss is recognized at that time. Depreciation is computed primarily on the straight-line method and accelerated method for financial statement purposes over the following estimated useful lives:

Computer Equipment	5 Years
Furniture & Fixtures	7 Years
Office Equipment	5 Years

There was no depreciation expense for the period from June 12, 2003 to June 30, 2003. There are no fixed assets at June 30, 2003.

Intangible Assets

The Company has adopted SFAS No. 142, "Goodwill and Other Intangible Assets", which requires that goodwill and other indefinite lived intangible assets are no longer amortized, but renewed annually, or sooner if deemed necessary, for impairment. Under guidance from SFAS No. 142, management had no goodwill or other intangible assets as of June 30, 2003.

Impairment of Long-Lived Assets

Long-lived assets held and used by the Company are reviewed for possible impairment whenever events or circumstances indicate the carrying amount of an asset may not be recoverable or is impaired.

Segment Reporting

The Company follows Statement of Financial Accounting Standards No. 130, "Disclosures About Segments of and Enterprise and Related Information". The Company operates as a single segment and will evaluate additional segment disclosure requirements as it expands its operations.

Dividends

The Company has not yet adopted any policy regarding payment of dividends. No dividends have been paid or declared since inception.

Income Taxes

The Company follows Statement of Financial Accounting Standard No. 109, "Accounting for Income Taxes" ("SFAS No. 109") for recording the provision for income taxes. Deferred tax assets and liabilities are computed based upon the difference between the financial statement and income tax basis of assets and liabilities using the enacted marginal tax rate applicable when the related asset or liability is expected to be realized or settled. Deferred income tax expenses or benefits are based on the changes in the asset or liability each period.

If available evidence suggests that it is more likely than not that some portion or all of the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax assets to the amount that is more likely than not to be realized. Future changes in such valuation allowance are included in the provision for deferred income taxes in the period of change.

Deferred income taxes may arise from temporary differences resulting from income and expense items reported for financial accounting and tax purposes in different periods. Deferred taxes are classified as current or non-current, depending on the classification of assets and liabilities to which they relate. Deferred taxed arising from temporary differences that are not related to an asset or liability are classified as current or non-current depending on the periods in which the temporary differences are expected to reverse.

Summary of Non-Cash Transactions

There were non-cash transactions during the period from June 12, 2003 through June 30, 2003, discussed in Note 3.

Stock Based Compensation

The Company accounts for stock based compensation in accordance with SFAS 123, "Accounting for Stock-Based Compensation." The provisions of SFAS 123 allow companies to either expense the estimated fair value of stock options or to continue to follow the intrinsic value method set forth in APB Opinion 25, "Accounting for Stock Issued to Employees" (APB 25) but disclose the pro forma effects on net income (loss) had the fair value of the options been expensed. The Company has elected to continue to apply APB 25 in accounting for its stock option incentive plans. The Company has issued its common stock as compensation to non-employees. The Company measures the amount of stock-based compensation based on the fair value of the equity instrument issued or the services or goods provided as of the earlier of (1) the date at which an agreement is reached with the non-employee as to the number of shares to be issued for performance, or (2) the date at which the non-employees' performance is complete.

Revenue Recognition

The Company has not commenced operations nor recognized revenue during the period ended June 30, 2003. The Company will establish its revenue recognition policies upon commencement of its principal operations.

Research and Development

The Company expenses its research and development in the periods incurred.

Reporting the Costs of Start-Up Activities

Statement of Position 98-5 (SOP 98-5), "Reporting on the Costs of Start-Up Activities," which provides guidance of the financial reporting of start-up costs and organizational costs, requires most costs of start-up activities and organizational costs to be expensed as incurred. SOP 98-5 is effective for fiscal years beginning after December 15, 1998. With the adoption of SOP 98-5, there has been little or no effect on the Company's financial statements.

Comprehensive Income

Statements of Financial Accounting Standards No. 130, Reporting Comprehensive Income (SFAS 130), requires that total comprehensive income be reported in the financial statements. The Company does not have any items considered to be other comprehensive income for the month ended June 30, 2003

Earnings (Loss) Per Share Calculations

Basic earnings per common share, ("EPS") is computed by dividing income available to common stockholders by the weighted-average number of common shares outstanding for the period. The weighted-average number of common shares outstanding for computing basic EPS was 26,390,000 for the period from June 12, 2003 to June 30, 2003. Diluted EPS reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock. The weighted-average number of common shares outstanding for computing diluted EPS was equal to the basic earnings per share for the period from June 12, 2003 to June 30, 2003.

Statement of Cash Flows

The statement of cash flows classifies changes in cash and cash equivalents according to operating, investing, or financing activities. For purposes of the statement of cash flows, the Company considers all highly liquid investments purchased with maturity of three months or less to be cash equivalents.

Advertising

Advertising costs are expensed when incurred. There were no advertising expenses for the month ended June 30, 2003.

NOTE 3 - STOCKHOLDERS' EQUITY

Stock Issuances

A chronological history of Stockholders' Equity is as follows:

June 12, 2003 (Date of inception) - Left Right Marketing & Technology, Inc. under the laws of the State of Nevada. The Company is authorized to issue 50,000,000 shares of its $0.001 par value common stock.

June 30, 2003 - Left Right Marketing & Technology, Inc. issued 26,390,000 shares to the following individuals in exchange for services:

The Company issued to Richard M. "Mick" Hall, 23,390,000 shares of $0.001 par value common stock in exchange for services in the amount of $23,390 of which $23,390 is considered common stock and there is $0 in additional paid in capital.

The Company issued to Dan Dietrich, 2,000,000 shares of $0.001 par value common stock in exchange for services in the amount of $2,000 of which $2,000 is considered common stock and there is $0 in additional paid in capital.

The Company issued to Thomas S. Nieman, 1,000,000 shares of $0.001 par value common stock in exchange for services in the amount of $1,000 of which $1,000 is considered common stock and there is $0 in additional paid in capital.

There were no additional shares issued during the period from June 12, 2003 to June 30, 2003.

All of these shares were issued in accordance with Section 4(2) of the Securities Act of 1933.

NOTE 4 - GOING CONCERN

The Company's financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company has not commenced its planned principal operations and it has not generated any significant revenues. In order to obtain the necessary capital, the Company intends to raise funds via an offering of its securities registered with the US Securities and Exchange Commission or in a private placement offering exempt from federal registration with the SEC. The Company is dependent upon its ability to secure equity and/or debt financing and there are no assurances that the Company will be successful, without sufficient financing it would be unlikely for the Company to continue as a going concern.

NOTE 5 - WARRANTS AND OPTIONS

As of June 30, 2003, there are no warrants or options outstanding to acquire any additional shares of common stock that are not disclosed in the equity section of the balance sheet.

NOTE 6 - INCOME TAXES

The company accounts for income taxed under Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("SFAS No. 109"), which requires use of the liability method. SFAS No. 109 provides that deferred tax assets and liabilities are recorded based on the differences between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes, referred to as temporary differences. Deferred tax assets and liabilities at the end of each period are determined using the currently enacted tax rates applied to taxable income in the periods in which the deferred tax assets and liabilities are expected to be settled or realized.

The provision for income taxes differs from the amount computed by applying the statutory federal income tax rate to income before provision for income taxes. The sources and tax effects of the differences are as follows:

U.S. federal statutory rate	34.0%

Valuation reserve	(34.0%)

Total	-%

As of June 30, 2003, the Company has a net operating loss carry forward of approximately $26,390 for tax purposes, which will be available to offset future taxable income. If not used, this carry forward will expire in 2022. The deferred tax asset relating to the operation loss carry forward has been fully reserved at June 30, 2003.

NOTE 7 - RELATED PARTY TRANSACTIONS

The Company does not lease or rent any property. Office services are provided without charge by a director. Such costs are immaterial to the financial statements and, accordingly, have not been reflected therein. The officers and directors of the Company are involved in other business activities and may, in the future, become involved in other business opportunities. If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interests. The Company has not formulated a policy for the resolution of such conflicts.

NOTE 8 - RECENT PRONOUNCEMENTS

In April 2002, the Financial Accounting Standards Board released SFAS 145 which is to be applied starting with fiscal years beginning after SFAS 145 eliminate SFAS 4 "Reporting Gains and Losses from Extinguishments of Debt" and thus allows for only those gains or losses on the extinguishments of debt that meet the criteria of extraordinary items to be treated as such in the financial statements. SFAS No. 145 also amends SFAS 13, "Accounting for Leases" to require sale-leaseback accounting for certain lease modifications that have economic effects that are similar to sale-leaseback transactions. The adoption of SFAS No. 145 had no effect on the Company's reported financial positions, results of operations or cash flows.

In June 2002, the Financial Accounting Standards Board released SFAS 146 which is to be applied starting with fiscal years beginning after December 31, 2002. SFAS 146 addresses significant issues regarding the recognition, measurement and reporting of costs that are associated with exit and disposal activities, including restructuring activities that are currently accounted for pursuant to the guidance set forth in EITF Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity". The Company will adopt this standard as required on January 1, 2003. Adoption of the standard is not expected to have a material financial statement impact on the Company.

In November 2002, the FASB issued FASB Interpretation ("FIN") No. 45, "Guarantors Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees and Indebtedness of Others", an interpretation of FIN No. 5, 57 and 107, and rescission of FIN No. 34, "Disclosure of Indirect Guarantees of Indebtedness of Others". FIN 45 elaborates on the disclosures to be made by the guarantor in its interim and annual financial statements about its obligations under certain guarantees that it has issued. It also requires that a guarantor recognize, at the inception of a guarantee, a liability for the fair value of the obligation undertaken in issuing the guarantee. The initial recognition and measurement provisions of this interpretation are applicable on a prospective basis to guarantees issued or modified after June 30, 2003; while, the provisions of the disclosure requirements are effective for financial statements of interim or annual periods ending after December 15, 2002. The company believes that the adoption of such interpretation will not have a material impact on its financial position or results of operations and will adopt such interpretation during fiscal year 2003, as required.

In December 2002, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (SFAS) No. 148, "Accounting for Stock-Based Compensation, Transition and Disclosure." SFAS No. 148 provides alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. SFAS No. 148 also requires that disclosures of the pro forma effect of using the fair value method of accounting for stock-based employee compensation be displayed more prominently and in a tabular format. Additionally, SFAS No. 148 requires disclosure of the pro forma effect in interim financial statements. The transition and annual disclosure requirements of SFAS No. 148 are effective immediately. The interim disclosure requirements are effective for the first quarter of 2003. The adoption of SFAS No. 148 did not have a material effect on the Company's results of operations or financial condition.

In January 2003, the FASB issued FASB Interpretation No. 46 (FIN 46), "Consolidation of Variable Interest Entities, an Interpretation of Accounting Research Bulletin No. 51." FIN 46 requires certain variable interest entities to be consolidated by the primary beneficiary of the entity if the equity investors in the entity do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. FIN 46 is effective for all new variable interest entities created or acquired after January 31, 2003. For variable interest entities created or acquired prior to February 1, 2003, the provisions of FIN 46 must be applied for the first interim or annual period beginning after June 15, 2003. Adoption of this standard is not expected to have a material financial statement impact on the Company.

NOTE 9 - SUBSEQUENT EVENTS

On August 7, 2003, the Company issued 5,000,000 shares of its $0.001 par value common stock to an investor for cash totaling $200,000.

On September 5, 2003, the Company issued 5,000,000 shares of its $0.001 par value common stock to an investor for cash totaling $300,000.

Merger

On September 29, 2003, the Company exchanged 100% of its outstanding $0.001 par value common stock for 36,390,000 shares of Left Right Marketing Technology, Inc., a Delaware corporation pursuant to a reverse merger.